___________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_________________________

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF

A CORPORATION DESIGNATED TO ACT AS TRUSTEE

___________________________________________

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF

A TRUSTEE PURSUANT TO SECTION 305(b)(2)

________________________________________

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

13-4994650
(State of incorporation	(I.R.S. employer
if not a national bank)	identification No.)

1111 Polaris Parkway

Columbus, Ohio	43271
(Address of principal executive offices)	(Zip Code)

Robert M. Macallister

Senior Vice President and Associate General Counsel

JPMorgan Chase Bank, National Association

1 Chase Manhattan Plaza

New York, NY 10005-1401

Tel: (212) 552-1716

(Name, address and telephone number of agent for service)

____________________________________________

GMACM Home Equity Loan Trust 2006-HE2

(Exact name of obligor as specified in its charter)

Delaware	Pending
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification No.)

c/o Wilmington Trust Company, as Owner Trustee

Rodney Square

1100 North Market Street

Wilmington, DE	19890
(Address of principal executive offices)	(Zip Code)

GMACM Home Equity Loan-Backed Notes, Series 2006-HE2

(Title of the indenture securities)

GENERAL

Item 1.	General Information.

Furnish the following information as to the trustee:

(a)  Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency, Washington, D.C.

Board of Governors of the Federal Reserve System, Washington, D.C., 20551

Federal Deposit Insurance Corporation, Washington, D.C., 20429.

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.	Affiliations with the Obligor and Guarantors.

If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16.	List of Exhibits

List below all exhibits filed as a part of this Statement of Eligibility.

1.                     A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

2.                     A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

3.                     None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

4.                     A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Act.

(see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

7.	A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8.	Not applicable.

9.	Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 21st day of June, 2006.

JPMORGAN CHASE BANK, N.A.

By: /s/JPMORGAN CHASE BANK, N.A.

Item 16.	List of Exhibits

List below all exhibits filed as a part of this Statement of Eligibility.

1.                     A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

2.                     A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

3.                     None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

4.                     A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Act.

(see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

7.	A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

8.	Not applicable.

9.	Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 21st day of June, 2006.

JPMORGAN CHASE BANK, N.A.

By:	/s/ JPMORGAN CHASE BANK, N.A.

Exhibit 7 to Form T-1

Bank Call Notice

RESERVE DISTRICT NO. 2

CONSOLIDATED REPORT OF CONDITION OF

JPMorgan Chase Bank, N.A.

of 1111 Polaris Parkway, Columbus, Ohio 43240

and Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System,

at the close of business December 31, 2005, in

accordance with a call made by the Federal Reserve Bank of this

District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts
ASSETS	in Millions

Cash and balances due from depository institutions:
Noninterest-bearing balances and
currency and coin ..............................................................	$ 35,280
Interest-bearing balances ...................................................	22,803

Securities:

Held to maturity securities..........................................................	77
Available for sale securities........................................................	34,994

Federal funds sold and securities purchased under

agreements to resell ............................................................
Federal funds sold in domestic offices	27,504
Securities purchased under agreements to resell	193,355

Loans and lease financing receivables:

Loans and leases held for sale....................................		32,360
Loans and leases, net of unearned income	$363,371
Less: Allowance for loan and lease losses	4,857
Loans and leases, net of unearned income and
allowance .......................................................................		358,514
Trading Assets ...........................................................................		221,837
Premises and fixed assets (including capitalized leases)...............		8,102
Other real estate owned ..............................................................		134

Investments in unconsolidated subsidiaries and

associated companies..........................................................	1,508

Customers’ liability to this bank on acceptances

outstanding ...........................................................................	471
Intangible assets
Goodwill...............................................................	23,499
Other Intangible assets................................................	10,478
Other assets ....................................................................................	43,069
TOTAL ASSETS ..........................................................................	$1,013,985
==========

LIABILITIES

Deposits

In domestic offices ......................................................................		$406,865
Noninterest-bearing......................................$141,522
Interest-bearing ............................................. 265,343
In foreign offices, Edge and Agreement
subsidiaries and IBF's......................................................		145,745
Noninterest-bearing.................................$	7,552
Interest-bearing....................................	138,193

Federal funds purchased and securities sold under agree-

ments to repurchase:
Federal funds purchased in domestic offices	10,091
Securities sold under agreements to repurchase	95,300
Trading liabilities .................................................................................	124,236
Other borrowed money (includes mortgage indebtedness
and obligations under capitalized leases)..................................	84,483
Bank's liability on acceptances executed and outstanding.....................	471
Subordinated notes and debentures ........................................................	18,655
Other liabilities ........................................................................................	39,850
TOTAL LIABILITIES ...............................................................................	925,696
Minority Interest in consolidated subsidiaries ....................................	1,939

EQUITY CAPITAL

Perpetual preferred stock and related surplus....................................	0
Common stock ........................................................................................	1,785
Surplus (exclude all surplus related to preferred stock).......................	59,504
Retained earnings...................................................................	25,711
Accumulated other comprehensive income.....................................	(650)
Other equity capital components.................................................	0
TOTAL EQUITY CAPITAL ..................................................................	86,350
______
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL	$1,013,985
==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has

been prepared in conformance with the instructions issued

by the appropriate Federal regulatory authority and is true

to the best of my knowledge and belief.

JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness

of this Report of Condition and declare that it has been

examined by us, and to the best of our knowledge and

belief has been prepared in conformance with the in-

structions issued by the appropriate Federal regulatory

authority and is true and correct.

WILLIAM B. HARRISON, JR. )
JAMES DIMON	) DIRECTORS
MICHAEL J. CAVANAGH	)

Exhibit 7 to Form T-1

Bank Call Notice

RESERVE DISTRICT NO. 2

CONSOLIDATED REPORT OF CONDITION OF

JPMorgan Chase Bank, N.A.

of 1111 Polaris Parkway, Columbus, Ohio 43240

and Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System,

at the close of business March 31, 2006, in

accordance with a call made by the Federal Reserve Bank of this

District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts
ASSETS	in Millions

Cash and balances due from depository institutions:
Noninterest-bearing balances and
currency and coin ..............................................................	$ 35,771
Interest-bearing balances ...................................................	11,008

Securities:

Held to maturity securities..........................................................	72
Available for sale securities........................................................	55,459

Federal funds sold and securities purchased under

agreements to resell:
Federal funds sold in domestic offices...........................	17,813
Securities purchased under agreements to resell...............	228,565

Loans and lease financing receivables:

Loans and leases held for sale....................................		32,025
Loans and leases, net of unearned income	$381,159
Less: Allowance for loan and lease losses	5,042
Loans and leases, net of unearned income and
allowance .......................................................................		376,117
Trading Assets ...........................................................................		246,732
Premises and fixed assets (including capitalized leases)...............		8,145
Other real estate owned ..............................................................		388

Investments in unconsolidated subsidiaries and

associated companies..........................................................	1,620
Intangible assets:
Goodwill............................................................	23,681
Other Intangible assets...........................................	11,704
Other assets ...............................................................................	44,294
TOTAL ASSETS ......................................................................	$1,093,394
==========

LIABILITIES

Deposits

In domestic offices ......................................................................		$417,676
Noninterest-bearing........................... ...................$134,430
Interest-bearing ..............................	283,246
In foreign offices, Edge and Agreement
subsidiaries and IBF's......................................................		163,635
Noninterest-bearing..............................$	6,677
Interest-bearing.................................	156,958

Federal funds purchased and securities sold under agree-

ments to repurchase:
Federal funds purchased in domestic offices	9,221
Securities sold under agreements to repurchase	125,094
Trading liabilities ................................................................................	137,150
Other borrowed money (includes mortgage indebtedness
and obligations under capitalized leases)................................	90,745
Subordinated notes and debentures ....................................................	18,638
Other liabilities ....................................................................................	41,884
TOTAL LIABILITIES .........................................................................	1,004,043
Minority Interest in consolidated subsidiaries ...............................	1,956

EQUITY CAPITAL

Perpetual preferred stock and related surplus..................................	0
Common stock ......................................................................................	1,785
Surplus (exclude all surplus related to preferred stock)......................	59,450
Retained earnings..................................................................	27,149
Accumulated other comprehensive income....................................	(989)
Other equity capital components................................................	0
TOTAL EQUITY CAPITAL .................................................................	87,395
1,093,394
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL	==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has

been prepared in conformance with the instructions issued

by the appropriate Federal regulatory authority and is true

to the best of my knowledge and belief.

JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness

of this Report of Condition and declare that it has been

examined by us, and to the best of our knowledge and

belief has been prepared in conformance with the in-

structions issued by the appropriate Federal regulatory

authority and is true and correct.

MICHAEL J. CAVANAGH	)
WILLIAM B. HARRISON , JR. ) DIRECTORS
JAMES DIMON	)